Exhibit 1

                            AGREEMENT OF JOINT FILING


         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13D and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, par value $0.01 per share, of Acme Communications, Inc., a Delaware corporation.

Dated:  November 17, 2004

                           WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                           By:    Wynnefield Capital Management, LLC,
                                  General Partner

                           By:    /s/ Nelson Obus
                                  ---------------------------------------------
                                  Nelson Obus, Co-Managing Member

                           WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                           By:    Wynnefield Capital Management, LLC,
                                  General Partner

                           By:    /s/ Nelson Obus
                                  ---------------------------------------------
                                  Nelson Obus, Co-Managing Member

                           WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

                           By:    Wynnefield Capital, Inc.


                           By:    /s/ Nelson Obus
                                  ---------------------------------------------
                                     Nelson Obus, President

                           WYNNEFIELD CAPITAL MANAGEMENT, LLC


                           By:    /s/ Nelson Obus
                                  ---------------------------------------------
                                  Nelson Obus, Co-Managing Member

                           WYNNEFIELD CAPITAL, INC.


                           By:    /s/ Nelson Obus
                                  ---------------------------------------------
                                  Nelson Obus, President


                           CHANNEL PARTNERSHIP II, L.P.


                           By:    /s/ Nelson Obus
                                  ---------------------------------------------
                                  Nelson Obus, General Partner

                           /s/ Nelson Obus
                           ----------------------------------------------------
                           Nelson Obus, Individually